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                                                                   EXHIBIT 10.16

CONFIDENTIAL TREATMENT REQUESTED BY NINETOWNS DIGITAL WORLD TRADE HOLDINGS LIMITED. THIS EXHIBIT HAS BEEN REDACTED. REDACTED MATERIAL IS MARKED WITH "*" AND HAD BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                             SUPPLEMENTAL AGREEMENT

                          OF THE DISTRIBUTION AGREEMENT

      CONCERNING THE DISTRIBUTION AGREEMENT OF "iDECLARE.CIQ" ENTERPRISE SOFTWARE MADE BY BEIJING NINETOWNS PORTS SOFTWARE AND TECHNOLOGY CO., LTD. WITH ITS DISTRIBUTOR, SINCE THE CONTENTS OF PART OF THE PROVISIONS OF THE ORIGINAL DISTRIBUTION AGREEMENT DID NOT CORRESPOND TO THE ORIGINAL INTENTION, THIS SUPPLEMENTAL AGREEMENT IS HEREBY MADE IN ORDER TO SPECIFY THE ORIGINAL INTENTION OF THE DISTRIBUTION AGREEMENT.

PARTY A:  BEIJING NINETOWNS PORTS SOFTWARE AND TECHNOLOGY CO., LTD.

ADDRESS: 5TH FLOOR, UNION PLAZA, 20 CHAOWAI STREET, CHAOYANG DISTRICT, BEIJING 100020, THE PEOPLE'S REPUBLIC OF CHINA

ZIP CODE: 100020                             TELEPHONE:        010-65887788

PARTY B:  SHANGHAI TOMORROW TECHNOLOGY DEVELOPMENT CO., LTD.

ADDRESS: 26TH FLOOR, HUA XIA BANK TOWER, NO. 256 SOUTH PU DONG ROAD, SHANGHAI MUNICIPALITY

ZIP CODE:                                    TELEPHONE:

1.    PRODUCT SETTLEMENT PRICE

      THE SPECIFIC SETTLEMENT PRICE IS AS FOLLOWS:

THE FIXED SELLING PRICE OF PARTY A'S PRODUCTS (INCLUDING SOFTWARE ONLY) TO PARTY B IS *********, WHICH DOES NOT INCLUDE THE SOFTWARE FEE AND SERVICE FEE AS DESCRIBED IN THE ORIGINAL AGREEMENT.

THIS SUPPLEMENTAL AGREEMENT TAKES EFFECT AFTER BEING SIGNED AND SEALED BY BOTH PARTIES.

PARTY A:  BEIJING NINETOWNS PORTS SOFTWARE    PARTY B: SHANGHAI TOMORROW
          AND TECHNOLOGY CO., LTD.                     TECHNOLOGY DEVELOPMENT
                                                       CO., LTD.

          [SEAL]                                       [SEAL]

PARTY A'S REPRESENTATIVE (SEAL):              PARTY B'S REPRESENTATIVE (SEAL):

DATE: APRIL 22, 2004                          DATE: APRIL 22, 2004

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